                                                                   EXHIBIT 10.13


                        CORPORATE OVERHEAD FEE AGREEMENT

      This CORPORATE OVERHEAD FEE AGREEMENT (this "Agreement") is entered into as of ______________, 2005, by and between John Q. Hammons Hotels, L.P., a Delaware limited partnership (the "Partnership"), and JQH Acquisition LLC, a Delaware limited liability company (the "Manager").

      WHEREAS, the Manager is specially skilled in financial, strategic planning, management consulting and other management skills and services;

      WHEREAS, the Partnership wishes to obtain the benefit of the experience of the Manager and its knowledge of the Partnership and the Partnership's financial affairs in particular;

      WHEREAS, the Manager is willing to make such skills available and to provide such services to the Partnership on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partnership and the Manager, intending to be legally bound, do hereby agree as follows:

      1. Engagement. The Partnership hereby engages the Manager for the Term (as hereinafter defined) and upon the terms and conditions herein set forth to provide consulting and management advisory services to the Partnership or any of its subsidiaries, as reasonably requested from time to time by the Partnership (the "Services"). The Services will be in the field of financial, strategic planning, management consulting services and such other management areas as the Manager and the Partnership shall mutually agree. In consideration of the compensation to the Manager specified herein, the Manager accepts such engagement and agrees to perform the Services.

      2. Term. The engagement hereunder shall be for a term commencing as of the date hereof and expiring on the Liquidation Completion Date, as such term is defined in the Third Amended and Restated Partnership Agreement of the Partnership (the "Term"). The expiration of the Term of this Agreement shall not affect the Partnership's obligations pursuant to Section 4 with respect to any portion of the Management Fee (as defined below) payable to the Manager that is not paid by the Partnership as of the expiration of the Term.

      3. Services to be Performed. The Manager shall devote reasonable time and efforts to the performance of the Services. However, no precise number of hours is to be devoted by the Manager on a weekly or monthly basis. The Manager may perform the Services directly, through its employees or agents, or with such outside consultants as the Manager may engage for such purpose. The Partnership acknowledges that the Services to it will not be exclusive, and that the Manager and its affiliates may render similar services to other persons.

      4. Management Fee. In consideration of the Manager's services hereunder, the Partnership shall pay to the Manager an aggregate annual fee (the "Management Fee") equal to $1,000,000, which Management Fee shall be paid to the Manager by the Partnership in equal monthly installments of $83,333.33 per month. Such Management Fee is to be paid in cash monthly in arrears on the first day of each calendar month.

      5. Indemnification. In addition to its agreements and obligations under this Agreement, the Partnership agrees to indemnify and hold harmless the Manager and its affiliates (including its officers, directors, managers, members, employees and agents) from and against any and all claims, liabilities, losses and damages (or actions in respect thereof) as and when incurred by the Manager or any such other indemnified person, in any way related to or arising out of the performance by the Manager of the Services, and to reimburse the Manager and any other such indemnified person for reasonable out-of-pocket legal and other expenses as and when incurred by any of them in connection with or relating to investigating, preparing to defend, or defending any actions, claims or other proceedings (including any investigation or inquiry) arising in any manner out of or in connection with the Manager's performance under this Agreement (whether or not such indemnified person is a named party in such proceeding); provided, however, that the Partnership shall not be responsible under this Section 5 for any claims, liabilities, losses, damages or expenses to the extent that they are finally judicially determined (in an action in which the Manager is a party) to result from actions taken by the Manager (or such other indemnified person) due primarily to the Manager's (or such other indemnified person's) gross negligence or willful misconduct.

      6. Notices. Any notice, report or payment required or permitted to be given or made under this Agreement by any party shall be deemed to have been duly given or made if personally delivered, transmitted via facsimile or, if mailed, when mailed by registered or certified mail, postage prepaid, to the other party at the following addresses or facsimile numbers (or at such other address or facsimile number as shall be given in writing by one party to the other):

                     If to the Manager:

                     JQH Acquisition LLC
                     Carnegie Hall Tower
                     152 West 57th Street, 56th Floor
                     New York, New York  10019

                     Attention:  Jonathan D. Eilian
                     Fax No.:  (212) 884-8753
                     Confirmation No.:  (212) 884-8827

                     With a copy to:

                     Kaye Scholer LLC
                     Three First National Plaza
                     41st Floor
                     70 West Madison Street
                     Chicago, Illinois  60602-4231

                     Attention:  Gary R. Silverman, Esq.
                     Fax No.:  (212) 583-2530
                     Confirmation No.:  (312) 583-2330

                     If to the Partnership:
                     ________________________
                     ________________________
                     ________________________
                     ________________________

                     Attention:__________________
                     Fax No.:  __________________
                     Confirmation No.:___________

                     With a copy to:

                     ________________________
                     ________________________
                     ________________________
                     ________________________

                     Attention:__________________
                     Fax No.:____________________
                     Confirmation No.:___________

      7. Modifications. This Agreement constitutes the entire agreement between the parties hereto with regard to the subject matter hereof, superseding all prior understandings and agreements whether written or oral. This Agreement may not be amended or revised except by a writing signed by the parties.

      8. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, but may not be assigned by any party without the prior written consent of the other parties hereto.

      9. Captions. Captions have been inserted solely for convenience of reference and in no way define, limit or describe the scope or substance of any provision and shall not affect the validity of any other provision.

      10. Governing Law. This Agreement will be governed by the laws of the State of Delaware, without regard to conflicts of laws principles.

      11. Jurisdiction; Services of Process. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement shall be brought against any of the parties only in the Courts of the State of Delaware or, if it has or can acquire jurisdiction, in the United States District Court for the District of Delaware, and each of the parties consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

      12. WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.

      13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which, when taken together, shall constitute one and the same instrument.

                                    * * * * *

      IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                               JQH ACQUISITION LLC

                                               By: _____________________________
                                                   Name:
                                                   Title:

                                               JOHN Q. HAMMONS HOTELS, L.P.

                                               By: _____________________________
                                                   Name:
                                                   Title: